UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2023

Cue Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38327	47-3324577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street Boston, Massachusetts	02135 (Zip Code)
(Address of principal executive offices)

(617) 949-2680

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 19, 2023, Pamela Garzone was appointed to the board of directors (the “Board”) of Cue Biopharma, Inc. (the “Company”), following the recommendation of the Corporate Governance and Nominating Committee of the Board.

There are no arrangements or understandings between Dr. Garzone and any other persons pursuant to which Dr. Garzone was selected as a member of the Board, and there are no transactions between Dr. Garzone and the Company that would be reportable under Item 404(a) of Regulation S-K.

Dr. Garzone will receive compensation for her service as a member of the Board in accordance with the Company’s Director Compensation Policy (the “Director Compensation Policy”), a copy of which is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on April 12, 2023. In accordance with the terms of the Director Compensation Policy, upon her appointment, Dr. Garzone was granted an option to purchase 40,000 shares of the Company’s common stock. The option will vest over three years with one-third vesting on the one-year anniversary of the grant date and the balance vesting in eight equal quarterly installments.

In connection with her election, Dr. Garzone entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 21, 2023. Pursuant to the terms of the indemnification agreement, the Company may be required to, among other things, indemnify Dr. Garzone for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by her in any action or proceeding arising out of her service as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.

Date: April 25, 2023	By:	/s/ Daniel R. Passeri
Name: Daniel R. Passeri
Title: Chief Executive Officer